SECTION 906 CERTIFICATION

                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

TAX EXEMPT LONG-TERM FUND                    CALIFORNIA BOND FUND
TAX EXEMPT LONG-TERM FUND ADVISER SHARES     CALIFORNIA BOND FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND                   CALIFORNIA MONEY MARKET FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES    NEW YORK BOND FUND
TAX EXEMPT INTERMEDIATE-TERM FUND            NEW YORK BOND FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND            NEW YORK MONEY MARKET FUND
     ADVISER SHARES                          VIRGINIA BOND FUND
TAX EXEMPT MONEY MARKET FUND                 VIRGINIA BOND FUND ADVISER SHARES
                                             VIRGINIA MONEY MARKET FUND


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2013, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  5/29/2013                        /S/ DANIEL S. MCNAMARA
       -------------------              ----------------------------------------
                                        Daniel S. McNamara
                                        President





                           SECTION 906 CERTIFICATION

                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


TAX EXEMPT LONG-TERM FUND                   CALIFORNIA BOND FUND
TAX EXEMPT LONG-TERM FUND ADVISER SHARES    CALIFORNIA BOND FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND                  CALIFORNIA MONEY MARKET FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES   NEW YORK BOND FUND
TAX EXEMPT INTERMEDIATE-TERM FUND           NEW YORK BOND FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND           NEW YORK MONEY MARKET FUND
     ADVISER SHARES                         VIRGINIA BOND FUND
TAX EXEMPT MONEY MARKET FUND                VIRGINIA BOND FUND ADVISER SHARES
                                            VIRGINIA MONEY MARKET FUND


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2013, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  5/28/2013                       /S/ ROBERTO GALINDO, JR.
      -------------------              ----------------------------------------
                                       Roberto Galindo, Jr.
                                       Treasurer